AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1998
                                              REGISTRATION NO. 333-62595


================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                       REGISTRATION STATEMENT ON FORM S-3


                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------
                               THE PROVIDENT BANK
             (Exact name of registrant as specified in its charter)

              Ohio                                       31-0412725
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
                           --------------------------

                             ONE EAST FOURTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 579-2000
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           --------------------------

                               MARK E. MAGEE, ESQ.
                               THE PROVIDENT BANK
                             ONE EAST FOURTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 579-2000
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                           --------------------------

                                WITH A COPY TO:
JAMES R. WHITAKER, ESQ.                           MICHAEL P. BRAUN, ESQ.
KEATING, MUETHING & KLEKAMP, P.L.L.               BROWN & WOOD LLP
1800 PROVIDENT TOWER                              ONE WORLD TRADE CENTER
ONE EAST FOURTH STREET                            NEW YORK, NEW YORK  10048-0557
CINCINNATI, OHIO 45202
                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

             From time to time on or after the effective date of the
          registration statement, as determined by market conditions.
                           --------------------------

     IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. |_|
     IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, PLEASE CHECK THE FOLLOWING BOX. |X|
     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER
EFFECTIVE      REGISTRATION     STATEMENT     FOR     THE     SAME     OFFERING.
|_|________________________
     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING.|_|____________
     IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX.|_|

                         CALCULATION OF REGISTRATION FEE



====================================================================================================================
                                               AMOUNT            PROPOSED           PROPOSED         AMOUNT OF
         TITLE OF EACH CLASS OF                 TO BE             MAXIMUM           MAXIMUM         REGISTRATION
       SECURITIES TO BE REGISTERED           REGISTERED       OFFERING PRICE       AGGREGATE            FEE
                                                                PER UNIT(1)    OFFERING PRICE(1)
--------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates (2)............  $1,614,873,000          100%          $1,614,873,000      $505,592.54(3)
--------------------------------------------------------------------------------------------------------------------
Asset Backed Notes (2) ..................     $ 1,000,000          100%             $ 1,000,000         $ 295.00(3)
====================================================================================================================

(1)  Estimated for the purpose of calculating the registration fee.

(2) $714,873,000 in securities are being carried forward and $210,887.54 of the filing fee is associated with the securities being carried forward and was previously paid with the earlier registration statement.
(3)  Previously paid.

     PURSUANT TO RULE 429 OF THE SECURITIES AND EXCHANGE  COMMISSION'S RULES AND
REGULATIONS  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  THE PROSPECTUS AND
PROSPECTUS  SUPPLEMENT CONTAINED IN THIS REGISTRATION  STATEMENT ALSO RELATES TO
REGISTRANT'S  REGISTRATION  STATEMENT NO.  333-45369 AS PREVIOUSLY  FILED BY THE
REGISTRANT ON FORM S-3.
--------------------------------------------------------------------------------


     THE REGISTRANT  HEREBY AMENDS THIS  REGISTRATION  STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER  AMENDMENT  WHICH  SPECIFICALLY  STATES  THAT  THIS  REGISTRATION
STATEMENT SHALL  THEREAFTER  BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES  ACT OF 1933, OR UNTIL THE  REGISTRATION  STATEMENT  SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION,  ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee............................................ $    295,000.00
Printing and Engraving Expenses ................................ $    200,000.00
Legal Fees and Expenses......................................... $    500,000.00
Trustee Fees and Expenses....................................... $     75,000.00
Accounting Fees and Expenses.................................... $    250,000.00
Blue Sky Fees and Expenses...................................... $     15,000.00
Rating Agency Fees.............................................. $    250,000.00
Miscellaneous................................................... $    100,000.00
                                                                 ---------------

Total........................................................... $  1,685,000.00
                                                                 ===============

------------
* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of four Series of Securities in an aggregate principal amount assumed for these purposes to be equal to $1,000,000,000 of Securities registered hereby.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Code of Regulations provides for indemnification of directors and officers of the Registrant to the fullest extent permitted by law. In particular, the Code of Regulations provides for indemnification for any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, trustee, officer, employee or agent of another corporation, domestic or foreign non-profit or for profit, partnership, joint venture, trust or other enterprise; provided, however, that the Registrant shall indemnify any such agent (as opposed to any director, officer or employee) of the Company to an extent that the directors may, in their discretion, so determine.


ITEM 16.  EXHIBITS.

  1.1     Form of Underwriting Agreement.*

  4.1 Form of Pooling and Servicing Agreement relating to Home Equity Loan Asset Backed Certificates.*

  4.2     Form of Trust Agreement.*

  4.3     Form of Indenture.*

  4.4     Form of Master Servicing Agreement.*

  5.1 Opinion of Keating, Muething & Klekamp, P.L.L. as to the legality of the Securities.

  8.1     Opinion of Brown & Wood LLP as to certain tax matters.

 23.1     Consent of Brown & Wood LLP (included in Exhibit 8.1 hereof).

 23.2     Consent of Keating,  Muething & Klekamp,  P.L.L.  (included in Exhibit
          5.1).

 24.1     Power of Attorney.



--------------------------
*Incorporated by reference from the Registrant's Registration Statement (File No. 333-45369).



ITEM 17.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of a Trust Fund's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cincinnati, Ohio on the 14th day of September, 1998.

                                 THE PROVIDENT BANK

                                 By: /s/ Kevin M. Shea
                                     -----------------
                                 Name:  Kevin M. Shea
                                        Vice President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURES                            TITLE                                                DATE
             ----------                            -----                                                ----


/s/ Robert L. Hoverson*                     President                                            September __, 1998
-------------------------                   (Principal Executive Officer)
Robert L. Hoverson                          and Director

/s/ John R. Farrenkopf*                     Senior Vice President and Chief                      September __, 1998
-------------------------                   Financial Officer (Principal
John R. Farrenkopf                          Accounting Officer)

/s/ Jack M. Cook*                           Director                                             September __, 1998
------------------------
Jack M. Cook

------------------------                    Director
Allen L. Davis

/s/ Thomas D. Grote Jr.*                    Director                                             September __, 1998
------------------------
Thomas D. Grote, Jr.

/s/ Joseph A. Steger*                       Director                                             September __, 1998
-----------------------
Joseph A. Steger

/s/ Philip R. Myers*                        Director                                             September __, 1998
-----------------------
Philip R. Myers

/s/ Joseph A. Pedoto*                       Director                                             September __, 1998
-----------------------
Joseph A. Pedoto

/s/ Sidney A. Peerless*                     Director                                             September __, 1998
-----------------------
Sidney A. Peerless






*  By:  /s/ Mark E. Magee                                                                        September 14, 1998
       -------------------
         Attorney-in-Fact, pursuant to
              Power of Attorney



                                  EXHIBIT INDEX


                                                                                                     SEQUENTIAL
EXHIBIT                                                                                                 PAGE
  NO.                            DESCRIPTION OF EXHIBIT                                                NUMBER
-------                          ----------------------                                              ----------


  1.1             --       Form of Underwriting Agreement.*

  4.1             --       Form of Pooling and Servicing Agreement relating
                           to Home Equity Loan Asset Backed Certificates.*

  4.2             --       Form of Trust Agreement.*

  4.3             --       Form of Indenture.*

  4.4             --       Form of Master Servicing Agreement.*

  5.1             --       Opinion of Keating, Muething & Klekamp, P.L.L.
                           as to the legality of the Securities.

  8.1             --       Opinion of Brown & Wood LLP as to certain tax
                           matters.

 23.1             --       Consent of Brown & Wood LLP (included in Exhibit
                           8.1).

 23.2             --       Consent of Keating, Muething & Klekamp, P.L.L.
                           (included in Exhibit 5.1).

 24.1             --       Power of Attorney (included on page II-3).

------------


*Incorporated by reference from the Registrant's Registration Statement (File No. 333-45369).

